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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 28, 2003
                                                          ---------------

                     Lease Equity Appreciation Fund I, L.P.
  -----------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                        333-84730                    68-0492247
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(State of incorporation            (Commission                 (I.R.S. Employer
 or organization)                  File Number)              Identification No.)


             1845 Walnut Street, Suite 1000, Philadelphia, PA 19103
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               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including are code     (215) 574-1636
                                                   --------------------


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Item 5   Other Events
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         On June 11, 2002, LEAF Financial Corporation, the parent of the registrant's general partner, entered into a credit agreement with National City Bank for a $10 million line of Credit. On March 28, 2003 the registrant and LEAF Funding, Inc. (together with LEAF Financial Corporation, the "LEAF Entities") were added as borrowers under the $10 million line of credit.

         On May 28, 2003, the LEAF Entities obtained a $10 million line of credit from Commerce Bank, National Association.

         On April 4, 2003, the LEAF Entities entered into an Origination
& Servicing Agreement to originate, service and perform any other reasonable actions to service equipment leases.


Item 7   Financial Statements and Exhibits
         ---------------------------------

         (c)      Exhibits

                  Exhibit Number            Description of Document
                  --------------            -----------------------
                      99.1 Revolving Credit Agreement and Assignment from National City Bank

                      99.2 Amended Revolving Credit Agreement and Assignment from National City Bank

                      99.3 Second Amendment to Revolving Credit Agreement and Assignment from National City Bank

                      99.4 Revolving Credit Agreement and Assignment from Commerce Bank, National Association

                      99.5              Origination & Servicing Agreement



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Lease Equity Appreciation Fund I, L.P.

                                          By:  LEAF Asset Management Inc., its
                                               general partner

                                                  By:   Miles Herman
                                                     -----------------------
                                                        Miles Herman
                                                        President